UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 12, 2013

Date of report (Date of earliest event reported)

US AIRWAYS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8444	54-1194634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

(480) 693-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

US AIRWAYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8442	53-0218143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

(480) 693-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On July 12, 2013, US Airways Group, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). The purpose of the 2013 Annual Meeting was for the stockholders to consider and act upon the adoption of the Agreement and Plan of Merger, dated as of February 13, 2013 (as amended, the “Merger Agreement”), by and among the Company, AMR Corporation and AMR Merger Sub, Inc. and certain related items, as well as several other customary annual meeting matters. At the 2013 Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 10, 2013 (the “Proxy Statement”):

Proposal 1:        Adoption of Merger Agreement.

The stockholders adopted the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
132,273,780	257,757	256,523	26,877,413

Proposal 2:        Advisory Vote Relating to Merger-Related Compensation.

The stockholders approved on a non-binding, advisory basis, the merger-related compensation that may become payable to the Company’s named executive officers in connection with the merger as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
69,393,161	62,252,572	1,142,327	26,877,413

Proposal 3:        Adjournment if Votes are Insufficient to Adopt Merger Agreement.

The stockholders approved the adjournment of the 2013 Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
152,966,598	6,386,561	312,314	0

Proposal 4:        Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Denise M. O’Leary	130,287,716	1,935,058	565,286	26,877,413
George M. Philip	130,882,817	1,326,523	578,720	26,877,413

Proposal 5:        Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
157,058,305	2,115,987	491,181	0

Proposal 6:        Advisory Vote Relating to Executive Compensation.

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
129,345,745	3,015,988	426,327	26,877,413

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Date: July 12, 2013	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Date: July 12, 2013	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs